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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 15, 2002

                          American Express Master Trust
                            (Issuer in respect of the
      7.85% Class A Accounts Receivable Trust Certificates, Series 1994-3,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1,
      5.90% Class A Accounts Receivable Trust Certificates, Series 1998-1,
 Class A Floating Rate Accounts Receivable Trust Certificates, Series 2001-1, Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-1 and Class A Floating Rate Accounts Receivable Trust Certificates, Series 2002-2)
 -------------------------------------------------------------------------------

               American Express Receivables Financing Corporation
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                                    33-47812
                                    33-49106
                                    33-67502
                                    33-81634
                                   333-51045
         Delaware                  000-21424             13-3632012
-----------------------------    ---------------     -------------------
(State or other jurisdiction       (Commission         (IRS Employer
      of incorporation)            File Numbers)     Identification No.)

  200 Vesey Street, New York, New York                    10285
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (212) 640-2354


                         American Express Centurion Bank
                   Co-Originator of the Trust and a Transferor
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

            Utah                  000-21424-01           11- 2869526
-----------------------------   ---------------      -------------------
(State or other jurisdiction     (Commission           (IRS Employer
      of incorporation)          File Number)        Identification No.)

6985 Union Park Center, Midvale, Utah                     84047
---------------------------------------                -----------
(Address of principal executive offices)               (Zip Code)

Registrant's telephone number, including area code:  (801) 565-5000

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Item 5. Other Events

     Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated as of October 7, 2002 for the Distribution Date occurring on October 15, 2002 and the preceding Due Period from August 28, 2002 through September 27, 2002 and is provided to The Bank of New York, as Trustee, under the Amended and Restated Master Pooling and Servicing Agreement, dated as of May 1, 1998, as amended by the First Amendment to the Amended and Restated Master Pooling and Servicing Agreement, dated as of October 1, 2001 (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on the Class A Certificates, Series' 1996-1, 1998-1, 2001-1, 2002-1 and 2002-2 occurring on October 15, 2002, is contained in the Payment Date Statements provided to the holders of such Class A Certificates. Information concerning interest distributions made on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1, 2001-1, 2002-1 and 2002-2 occurring on October 15, 2002, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits
20.1 and 20.2, respectively, and incorporated herein by reference.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

Exhibit No.         Description
------------        ------------
Exhibit 20.1        Payment Date Statements  relating to  interest distributions on the Class A Certificates, Series' 1996-1, 1998-1, 2001-1,
                    2002-1 and 2002-2, occurring on October 15, 2002.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series' 1994-3, 1996-1, 1998-1 2001-1, 2002-1 and 2002-2, occurring on October 15, 2002.

Exhibit 99.1        Monthly  Servicer's  Certificate, dated  as  of  October 7,
                    2002, for the Distribution Date occurring on October 15, 2002 and the preceding Due Period from August 28, 2002 through September 27, 2002, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.




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                                   SIGNATURES
                                ----------------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

Dated:  October 15, 2002

                                   AMERICAN EXPRESS MASTER TRUST

                                   American Express Receivables Financing
                                   Corporation, as Transferor, on behalf of AMERICAN EXPRESS MASTER TRUST


                                   By:    /s/ John Koslow
                                          -------------------------------------
                                   Name:  John Koslow
                                   Title: Vice President


                                   American Express Centurion Bank, as
                                   Transferor, on behalf of AMERICAN EXPRESS
                                   MASTER TRUST


                                   By:    /s/ Stephen P. Norman
                                          -------------------------------------
                                   Name:  Stephen P. Norman
                                   Title: Assistant Secretary




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                                  EXHIBIT INDEX
                                  -------------


Designation          Description
-----------          -----------
Exhibit 20.1         Payment Date Statements relating  to interest distributions
                     on   the  Class  A  Certificates,  Series' 1996-1,  1998-1,
                     2001-1, 2002-1 and 2002-2, occurring on October 15, 2002.

Exhibit 20.2         Payment Date Statements relating to interest distributions
                     on   the  Class  B  Certificates,  Series'  1994-3, 1996-1,
                     1998-1, 2001-1, 2002-1 and 2002-2, occurring on October 15,
                     2002.

Exhibit 99.1 Monthly Servicer's Certificate, dated as of October 7, 2002, for the Distribution Date occurring on October 15,
                     2002 and the preceding Due Period from August 28, 2002 through September 27, 2002, provided to The Bank of New York, as Trustee, under the Agreement for the American Express Master Trust.